UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 18, 2007

(Date of report; date of

earliest event reported)

Commission file number: 1-9117

RYERSON INC.

(Exact name of registrant as specified in its charter)

Delaware	36-3425828
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2621 West 15th Place

Chicago, Illinois 60608

(Address of principal executive offices)

(Zip Code)

(773) 762-2121

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On June 13, 2007, Ryerson Inc. (the “Company”) announced that its 2007 annual meeting of stockholders will be held on August 23, 2007. As the date of the Company’s annual meeting of stockholders has been changed by more than 30 days from the date of the Company’s 2006 annual meeting, in accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the deadline for receipt of stockholder proposals for inclusion in the Company’s proxy statement and form of proxy for the 2007 annual meeting pursuant to Rule 14a-8 of the Exchange Act has been set at July 2, 2007. In order for a proposal to be considered timely it must be received by the Company on or prior to such date at its principal executive offices at 2621 W. 15th Place, Chicago, Illinois 60608. Proposals should be directed to the attention of the Secretary.

In addition, in accordance with the requirements for advance notice set forth in the Company’s by-laws, in order for a stockholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered timely within the meaning of the Company’s by-laws and Rule 14a-4(c) of the Exchange Act, such proposal must be received by the Company not later than the close of business on June 28, 2007 at its principal executive offices at 2621 W. 15th Place, Chicago, Illinois 60608. Proposals should be directed to the attention of the Secretary.

Important Information

The Company plans to file with the Securities and Exchange Commission (the "SEC") and mail to its stockholders a Proxy Statement in connection with its 2007 Annual Meeting, and advises its security holders to read the Proxy Statement relating to the 2007 Annual Meeting when it becomes available because it will contain important information. Security holders may obtain a free copy of the Proxy Statement and any other relevant documents (when available) that the Company files with the SEC at the SEC's web site at http://www.sec.gov. The Proxy Statement and these other documents may be accessed at www.ryerson.com or obtained free from the Company by directing a request to Ryerson Inc., ATTN: Investor Relations, 2621 West 15th Place, Chicago, IL 60608.

Certain Information Regarding Participants

The Company, its directors and named executive officers may be deemed to be participants in the solicitation of Ryerson's security holders in connection with its 2007 Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Ryerson's Annual Report on Form 10-K for the year ended December 31, 2006 and in the Company’s Amendment No. 1 to such Form 10-K, each of which is filed with the SEC. To the extent holdings of Ryerson equity securities have changed since the amounts reflected in the Company’s Amendment No. 1 to its Form 10-K for the year ended December 31, 2006, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2007		/s/ M. Louise Turilli
	By:	M. Louise Turilli
	Its:	Vice President and
General Counsel